UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2008

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2008, NRG Energy, Inc. ("NRG") entered into a dealer manager agreement (the "Dealer Manager Agreement") providing for the appointment of a dealer manager and solicitation agent (the "Dealer Manager") in connection with (i) private exchange offers (the "Exchange Offers") to exchange up to $2.0 billion aggregate principal amount (subject to increase) of NRG’s existing 7.250% Senior Notes due 2014, 7.375% Senior Notes due 2016 and 7.375% Senior Notes due 2017 (collectively, the "Old Notes") in exchange for the Company’s 8.25% Senior Notes due 2018 (the "New Notes) and (ii) the solicitation of consents from eligible holders of Old Notes to certain proposed amendments to the indentures governing the Old Notes which would eliminate many of the restrictive covenants in such indentures (the "Consent Solicitations"). The New Notes will be offered to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S.

The Dealer Manager Agreement contains customary representations, warranties and covenants. Under the terms of the Dealer Manager Agreement, NRG has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The New Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Form 8-K is neither an offer to sell nor a solicitation of any offer to buy any securities.

Item 8.01 Other Events.

On September 4, NRG issued a press release announcing notice of the Exchange Offers and Consent Solicitations. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 4, NRG issued a press release updating its 2008 Capital Allocation Program. A copy of this press release is attached as exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated September 4, 2008

Exhibit 99.2 - Press Release dated September 4, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

September 5, 2008	By:	/s/ J. Andrew Murphy

Name: J. Andrew Murphy
Title: Executive Vice Pres & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 4, 2008
99.2	Press Release, dated September 4, 2008